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                                                                      EXHIBIT-11

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A registration statement for Bremer Investment Funds, Inc.


                                         /s/ ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,

November 25, 1998.